THE ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated June 22, 2022 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

A.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby modified to reflect the following information pertaining to the Portfolio, effective July 1, 2022:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
AST T. Rowe Price Diversified Real Growth Portfolio

The Manager has contractually agreed to waive 0.0114% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee equal to the subadvisory fee waiver due to investments in the underlying portfolios managed by the subadviser or an affiliate of the subadviser. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee (after management fee waiver) plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying Portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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